Exhibit 10.2

2008 DIRECTOR FEES

NATIONAL PENN BANCSHARES	2008
Outside Directors only
Retainers:  Board members must attend in person or by phone 75% of meetings (Board and Committee Meetings combined) to be paid retainer. Committees include:  Audit, Executive, Compensation, Nominating/Corp. Governance.

Chairperson of Audit Committee
Chairperson of Executive Committee
Chairperson of Compensation Committee
Chairperson of Nominating/Corporate Governance Committee
Chairperson of Risk Committee
Additional Retainer – Lead Independent Director
All Other Board Members
$16,200 $13,700 $13,700 $13,700 $13,700 $10,000 $11,200
Meeting Fees (per meeting attended)	$1,500
Committee Fees (per meeting attended)
Audit Committee members, including Chairperson
Audit Committee Meeting by Conference Call
Chairperson of Audit Committee also receives fee per phone meeting with accountants
Audit Committee Chairperson attendance at Subsidiary Board Meeting
Audit Committee Members attendance at Executive Disclosure
   Committee meeting
All Other Committee Members, including Chairperson (Executive, Compensation, Nominating/Corp Governance and Risk)
All Other Committee Phone Meetings
IT Subcommittee
$750 $750 $250 $750 $750 $500 $500 $500

Director Education/Strategic Planning Workshops	$750 per day, (includes travel day)

NATIONAL PENN BANK
Outside Directors only (per meeting attended)
Board meetings (held quarterly) Phone meeting Travel expense allowance-annual	$1,000 $1,000 $500

DIRECTOR EMERITUS
This retainer covers all meetings attended. Includes Bank and Bancshares Board Meetings and any committee meetings the director emeritus may attend.	$2,000

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NATIONAL PENN BANK	2008
ADVISORY BOARDS
Outside directors only
Philadelphia Region Advisory Board Berks County Advisory Board Manufacturing Group Advisory Board FirstService Bank HomeTowne Heritage Advisory Board Peoples First Nittany Bank KNBT Advisory Board	N/A $250 per mtg $250 per mtg $250 per mtg $6,000/Yr. N/A $18,000/Yr $250 per mtg

NATIONAL PENN INVESTORS TRUST COMPANY
Outside directors only
Retainer for all non-bank board members Chairperson Board Meetings Phone Meetings	$1,000 $750 per mtg $500 per mtg $500 per mtg

CHRISTIANA BANK AND TRUST COMPANY
Outside Directors only (per meeting attended) Audit Committee members, including Chairperson Trust Committee, including Chairperson Travel expense allowance-annual	$1,000 per mtg $750 per mtg $500 per mtg $500

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